GOODWILL	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Notes and other explanatory information [abstract]
GOODWILL

NOTE 10 — GOODWILL

Goodwill is allocated to the Company’s cash-generating units. The recoverable amounts of these cash generating units have been determined based on value in use calculations. The Company’s Cash Generating Units were not tested for impairment because there were no impairment indicators at that level as of June 30, 2023.

NOTE 12 — GOODWILL

Changes in goodwill are as follows during the years ended December 31, 2022 and 2021:

Balance as of December 31, 2020	$1,209,953
Additions - Foreign currency translation	110,147
Balance as of December 31, 2021	1,320,100
Less: Foreign currency translation	(113,150)
Additions - Goodwill on new acquisitions	50,399,733
Less: Impairment	(20,053,893)
Less: Goodwill tax adjustment	136,097
$31,688,887

Goodwill is allocated to the Company’s cash-generating units. The recoverable amounts of these cash- generating units have been determined based on value in use calculations. Other assumptions included in value in use calculations are closely linked to entity-specific key performance indicators. Based on the discounted cash flows of the cash generating units, the Company wrote off $20.1 million as of December 31, 2022. The cash generating units impaired were Property Investors Network of $5.8 million, University of Antelope Valley of $10.4 million, E-Squared Education of $2.3 million and Entrepreneurs Resort Ltd of $1.6 million due to a decrease in the fair value of the subsidiary based on a discounted cash flow model. See Note 4 — Business Combinations for additional details related to goodwill.